CONFIDENTIAL TREATMENT REQUESTED BY COMMUNITY CHOICE FINANCIAL INC. —CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

Exhibit 10.40

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of MARCH 30, 2018 (the “Amendment Date”), is by and between IVY FUNDING NINE, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”) and CCFI FUNDING II, LLC, an Ohio limited liability company (“Debtor”).

RECITALS

WHEREAS, Lender and Debtor entered into that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of APRIL 25, 2017 (as amended, modified or restated from time to time, the “Agreement”) pursuant to which Lender agreed to make the Credit Facility available to Debtor on the terms and conditions set forth therein; and

WHEREAS, in connection with the Agreement, Debtor executed and delivered to Lender that certain PROMISSORY NOTE dated as of APRIL 25, 2017 (as subsequently amended, modified or restated) in the current principal amount of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00) (the “Notational Amount”), payable to the order of Lender (as amended, modified or restated from time to time, the “Note”);

WHEREAS, the Debtor has fully drawn on the Credit Facility and has requested an extension of the Maturity Date and amendment to certain other terms of the Credit Facility; and

WHEREAS, the parties desire to amend the Agreement and modify the Note pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments and Additions to Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. The below defined terms are added to Section 1 of the Agreement if not previously defined therein or, if previously defined in Section 1 of the Agreement, are hereby amended in their entirety to read as follows:

“Eligible Consumer Loan” means, severally and collectively, all Medium-Term Eligible Consumer Loans and PRA Eligible Consumer Loans.

“Installment Eligible Consumer Loan” means an installment Consumer Loan or Medium-Term Consumer Loan (whether secured or unsecured) made by Seller which is, and at the time of purchase by Debtor was classified as current on Parent’s and/or Seller’s financial statements under GAAP and meets certain other standards as set forth herein.  In general, a Consumer Loan shall be eligible if: (a) when made such Consumer Loan complies with the Underwriting Guidelines; (b) such Consumer Loan is pledged to Lender and in respect of which Lender has a perfected FIRST (1st) priority lien not subject to any other liens or claims of any kind (other than Permitted Encumbrances); (c) there is not a delinquency or other event of default at the time of Debtor’s purchase of the Consumer Loan; (d) such Consumer Loan is genuine and is the legal, valid, binding and enforceable obligation of the applicable Consumer Obligor; (e) to the knowledge of the Debtor, the Consumer Obligor has not asserted any setoff, defense or counterclaim with respect to such Consumer Loan, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles; (f) there has not occurred any extension of the time for any payment on such Consumer Loan except in accordance with the Consumer Loan Documents evidencing such Consumer Loan, the Underwriting Guidelines or the Servicing Standards; (g) such Consumer Loan is evidenced by a Consumer Loan Note and is unconditionally payable in Dollars; (h) the annual percentage rate payable under the respective Consumer Loan Note for such Consumer Loan is not greater than the highest lawful rate permitted by applicable law; (i) to the knowledge of the Debtor, the Consumer Obligor has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any

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other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against such person any petition or other application for relief under the Bankruptcy Code or any such other law; (j) the Consumer Obligor is not an employee of Debtor or Seller, or any of their Affiliates; (k) the Consumer Obligor has not died or been declared incompetent; (l) the Consumer Obligor does not have any unsatisfactorily or unresolved prior negative financial experience with Seller, Debtor or any of their Affiliates; (m) to the knowledge of the Debtor, the Consumer Obligor is a resident of the state where such loan is made if required under applicable law; (m) such Consumer Loan is subject to a servicing agreement (which servicing agreement may be contained in the Sale Agreement) between Debtor and Seller in form and content satisfactory to Lender; (n) such Consumer Loan complies in all material respects with all applicable Consumer Financial Services Laws; (o) the Consumer Loan Documents are in the possession of Seller and a Collateral Agency Agreement has been executed by such Seller and Debtor in favor of Lender; (p) such Consumer Loan is serviced by a Seller in compliance with the Servicing Standards; and (q) an event of default under such Consumer Loan, except as permitted under the Underwriting Guidelines and/or Servicing Standards, shall not have occurred and be continuing.

“Level 1 Trigger”  means the occurrence of one or more of the following:

(i)           The PRA Concentration Percentage exceeds the PRA Concentration Limit; or

(ii)          (1) Parent shall cease to Control Debtor, or (2) neither Michael Durbin nor Ted Saunders shall participate in the active management of Debtor’s day to day operations unless otherwise consented to in writing by Lender and a replacement officer, reasonably acceptable to Lender, has not been appointed within THIRTY (30) days thereafter.

“Material Adverse Effect” means (a) a material adverse effect on any of: (i) the operations, business, assets, properties or financial condition of Debtor, Seller or Parent; (ii) the ability of Debtor to perform any of its material obligations under any Loan Document to which it is a party; (iii) the legality, validity or enforceability of this Agreement or any other Loan Document; (iv) the rights and remedies of Lender under any Loan Document, or (b) the Lender, after notice thereof to the Debtor: (i) is unsatisfied with the performance of the Collateral or financial condition of the Debtor; or (ii) reasonably foresees a material deterioration in either the Collateral or the financial condition of the Debtor.

“Maturity Date” shall have the meaning set forth in Section 2(a)(i).

“Medium-Term Consumer Loan” means a Virginia Medium-Term Consumer Loan or an installment Consumer Loan, auto-title Consumer Loan or line of credit  Consumer Loan (whether secured or unsecured) made by Seller which is, and at the time of purchase by Debtor was classified as current on Parent’s and/or Seller’s financial statements under GAAP and meets certain other standards as set forth herein.  In general, a Consumer Loan shall be eligible if: (a) when made such Consumer Loan complies with the Underwriting Guidelines; (b) such Consumer Loan is pledged to Lender and in respect of which Lender has a perfected FIRST (1st) priority lien not subject to any other liens or claims of any kind (other than Permitted Encumbrances); (c) there is not a delinquency or other event of default at the time of Debtor’s purchase of the Consumer Loan; (d) such Consumer Loan is genuine and is the legal, valid, binding and enforceable obligation of the applicable Consumer Obligor; (e) to the knowledge of the Debtor, the Consumer Obligor has not asserted any setoff, defense or counterclaim with respect to such Consumer Loan, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles; (f) there has not occurred any extension of the time for any payment on such Consumer Loan except in accordance with the Consumer Loan Documents evidencing such Consumer Loan, the Underwriting Guidelines or the Servicing Standards; (g) such Consumer Loan is evidenced by a Consumer Loan Note and is unconditionally payable in Dollars; (h) the annual percentage rate payable under the respective Consumer Loan Note for such Consumer Loan is not greater than the highest lawful rate permitted by applicable law; (i) to the knowledge of the Debtor, the Consumer Obligor has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against such person any petition or other application for relief under the Bankruptcy Code or any such other law; (j) the Consumer Obligor is not an employee of Debtor or Seller, or any of their Affiliates; (k) the Consumer Obligor has not died or been declared incompetent; (l) the Consumer Obligor does not have any unsatisfactorily or unresolved prior negative financial experience with Seller, Debtor or any of their Affiliates; (m) to the knowledge of the Debtor, the Consumer Obligor is a resident of the state where such loan is made if required under applicable law; (m) such Consumer Loan is subject to a servicing agreement (which servicing agreement may be contained in the Sale Agreement) between Debtor and Seller in form and content satisfactory to Lender; (n) such Consumer Loan complies in all material respects with all applicable Consumer Financial Services Laws; (o) the Consumer Loan Documents are in the possession of Seller and a Collateral Agency Agreement has been executed by such Seller and Debtor in favor of Lender; (p) such Consumer Loan is serviced by a Seller in compliance with the Servicing Standards; and (q) an event

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of default under such Consumer Loan, except as permitted under the Underwriting Guidelines and/or Servicing Standards, shall not have occurred and be continuing.

“[***] Dividend Cap” shall mean the maximum amount of dividends and/or distributions distributable by Debtor to holders of its equity in any calendar [***], and, subject to the terms and conditions of this Agreement, shall be [***]; provided that the [***] Dividend Cap shall be increased in a single calendar [***] up to [***] to the extent that such dividends and/or distributions did not exceed the applicable [***] Dividend Cap for the immediately preceding [***]; provided, however, that in no event shall the [***] Dividend Cap exceed the lesser of [***] and the amount of the dividends rolled over from the immediately preceding [***].

“PRA Concentration Limit” means [***].

“Virginia Medium-Term Consumer Loan” means an open-end Consumer Loan made under applicable law by FIRST VIRGINIA FINANCIAL SERVICES, LLC, a Delaware limited liability company (“Virginia”), and purchased by Debtor from Virginia.

2.            Deletions from Definitions.  The defined term “[***] Dividend Cap” is hereby deleted in its entirety.

3.            Amendment to Consumer Loan Value Certificate.  Exhibit A of the Agreement is hereby amended to be replaced with the Exhibit A attached hereto.

4.            Amendments to Section 2(a) of the Agreement.  Section 2(a) of the Agreement is hereby amended to:

(a)          replace “or (ii) JANUARY 15, 2019” with “(ii) APRIL 4, 2019 or (iii) APRIL 4, 2021 (if the Maturity Date is extended pursuant to an Extension Request.”; and

(b)          add the following provision after the last sentence in Section 2(a):

“Debtor shall have the option to request an extension of the Maturity Date to APRIL 4, 2021 (an “Extension Request”).  Debtor shall provide Lender with written notice of the Extension Request by not later than AUGUST 1, 2018 and Lender may in its sole discretion agree to the Extension Request on such terms and conditions as may be mutually agreed between Debtor and Lender.”

5.            Amendment to Section 2(c) of the Agreement.  Section 2(c) of the Agreement is hereby amended to read as follows:

“(c)         Determination of Advance Rate.  From the Effective Date through the Maturity Date, subject to the terms and conditions set forth herein, the Advance Rate shall be [***] of each Eligible Receivable.  Notwithstanding anything in this Agreement to the contrary: (i) Lender shall not be required to permit advances from and after MARCH 1, 2019; and (ii) in the event of the occurrence and continuation of a Level 1 Trigger, the Advance Rate then in effect shall be reduced by an additional [***].”

6.            Amendment to Section 2(e) of the Agreement.  Section 2(e) of the Agreement is hereby amended to read as follows:

“(e)         Prepayment.  Other than the prepayment of Indebtedness in connection with an Event of Default or an acceleration, if any Indebtedness under the Credit Facility is prepaid prior to [***], Debtor shall pay a make whole fee to Lender equal to the net present value of interest that would have accrued and been paid with respect to such prepayment (if such prepayment had not been made) from the date of such prepayment up to and including [***], using the Rate of interest set forth in the Note, discounted at the one year Treasury rate of 2.12% (the “Make Whole Fee”).  By way of example, a sample Make Whole Fee calculation which is attached hereto as Exhibit E.  Upon any prepayment as a result of acceleration or an Event of Default, any unpaid fees under Section 2(g) that would have been paid through the Maturity Date shall become due and payable immediately by Debtor to Lender.”

7.            Amendments to Section 2(g) of the Agreement.  Section 2(g) of the Agreement is hereby amended:

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(a)          in Section 2(g)(i) to replace “THREE QUARTERS OF ONE PERCENT (0.75%) per annum” with “NINETY-FIVE HUNDREDTHS OF ONE PERCENT (0.95%) per annum”; and

(b)          to add the following provision as Section 2(g)(iii):

“(iii)       [***]”

8.            Amendment of Section 4(e) to the Agreement.  Section 4(e) of the Agreement is hereby amended to read as follows:

“(e)         Minimum Assets.  Debtor shall maintain at all times the Minimum Assets.  On or before the SECOND (2nd) Business Day of each calendar week (and at such other times as Lender may require), Debtor shall submit to Lender evidence of compliance with the required Minimum Assets satisfactory to Lender in its reasonable discretion for each Business Day of the prior week.  “Minimum Assets” means that at all times as required, on a rolling TEN (10) Business Day average, the sum of all non-cash assets of Debtor as of such date, plus Debtor’s cash in the Collateral Deposit Account as of such date (including verified funds in transit to the Collateral Deposit Account) does not equal or exceed [***] of the then outstanding balance of the Credit Facility; provided that if on any Business Day the Minimum Asset requirement hereunder is not met (a “Minimum Asset Covenant Failure”), the Debtor shall be able to remedy such Minimum Asset Covenant Failure if within FIVE (5) Business Days the sum of all non-cash assets of Debtor as of such date, plus Debtor’s cash in the Collateral Deposit Account as of such date (including verified funds in transit to the Collateral Deposit Account) equals or exceeds [***] of the then outstanding balance of the Credit Facility.”

9.            Amendment to Section 8(a)(i) of the Agreement.  Section 8(a)(i) of the Agreement is hereby amended to read as follows:

“(i)         Within FORTY-FIVE (45) days after the end of each fiscal quarter of Debtor commencing with the first fiscal quarter of Debtor ending after the Effective Date: (1) internally prepared balance sheets, statements of operations and retained earnings and statements of cash flows of Debtor as at the end of such quarter; (2) a report of Debtor’s net bad debt for such quarter; (3) monthly static pool reports for each month in such quarter, detailing Debtor’s weighted average internal rate of return and annual percentage rate for all Consumer Loans and (4) cash on cash returns and weighted average days to collection, all in reasonable detail and, in the case of clause (1), certified by an authorized Person on behalf of Debtor as fairly presenting, in all material respects, the financial position of Debtor and as of the end of such quarter and the results of operations and cash flows of Debtor for such quarter, in accordance with GAAP, subject to the absence of footnotes and normal year-end adjustments;”

10.          Amendment to Section 8(a)(vii) of the Agreement.  Section 8(a)(vii) of the Agreement is hereby amended to read as follows:

“(vii)      As soon as possible, and in any event within ONE (1) Business Day after the occurrence of an Event of Default, a Default, a Parent Default or the occurrence of any event or development that has had or could reasonably be expected to have a Material Adverse Effect of the kind described in clause (a) of such definition only, the written statement of an authorized Person on behalf of Debtor setting forth the details of such Event of Default, Default, Parent Default or other event or development having a Material Adverse Effect of the kind described in clause (a) of such definition only and the action which Debtor and/or Parent (as the case may be) proposes to take with respect thereto;”

11.          Amendment to Section 8(a) of the Agreement.  Section 8(a) of the Agreement is hereby amended to add the following provision as 8(a)(xiv):

“(xiv)     As of the SEVENTH (7th),  FOURTEENTH (14th),  TWENTY-FIRST (21st) and LAST day of each month, provide weekly reports substantially in the form of Exhibit D attached hereto, of (i) the operations of the Parent and its Subsidiaries on a consolidated basis and (ii) cash basis net revenue of the Parent and its Subsidiaries, with such reports to be delivered to the Lender no later than THREE (3) Business Days following the 7th, 14th, 21st, and last date of each month.”

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12.          Amendment to Section 8(a) of the Agreement.  Section 8(a) of the Agreement is hereby amended to add the following provision as 8(a)(xv):

“(xv)      From and after the Effective Date, not permit Adjusted EBITDA of the Parent and its Subsidiaries for the year-to-day period ending on the last day of each month based upon the Parent’s interim monthly financial statements to be less than EIGHTY PERCENT (80%) of the Parent’s and its Subsidiaries’ projected Adjusted EBITDA based on the financial projections of the Parent and its Subsidiaries with respect to Parent’s 2018 fiscal year, as set forth in Exhibit C attached hereto, or 2019 fiscal year, as applicable, in each case, as certified by a financial officer pursuant to a certificate and delivered to the Lender no later than THIRTY (30) days following the last day of each month, accompanied by a report detailing, on a line-item basis, the computation of Adjusted EBITDA.  For the purposes of this Section 8(a)(xv), the term “Adjusted EBITDA” shall mean, with respect to any Person, “the net income (loss) attributable to such person, determined in accordance with GAAP, plus interest, taxes, depreciation, amortization, non-cash compensation, fees, expenses and charges associated with the renegotiation, restructuring and extension the Agreement, the Senior Secured Notes, the Note and the Parent Credit Agreement (including, without limitation, the fees and expenses of Stephens Inc., Ducera Partners LLC and Weil Gotshal & Manges LLP), in each of the foregoing cases, on a consolidated basis inclusive of Unrestricted Subsidiaries (as such term is defined in the Parent Credit Agreement) and eliminating any intra-company entries; provided, any advisory or other fees of the Investors, as well as any other one-time or nonrecurring expenses, shall only be added if approved by the Lender in its sole discretion; and provided further that with respect to the retail insurance business joint venture, MD-JV LLC, the income/loss shall be on a cash basis.”

13.          Amendment to Section 8(a) of the Agreement.  Section 8(a) of the Agreement is hereby amended to add the following provision as 8(a)(xvi):

“(xvi)     From and after the Effective Date, deliver to the Lender a certificate in the form of Exhibit B attached hereto, and as certified by a financial officer as to compliance with the covenant set forth in Sections 4(e) and 8(dd) hereof, which certificate shall also include a daily report setting forth a summary of PRA Eligible Consumer Loans (including principal amounts thereof and type of PRA Eligible Consumer Loans) sold to Debtor on such Business Day, by no later than 5:00 p.m. prevailing Eastern Time of the following Business Day following each determination thereof.”

14.          Amendment to Section 8(q) of the Agreement.  Section 8(q) of the Agreement is hereby amended to:

(a)          replace “OCTOBER 1, 2018” with “MARCH 1, 2019”; and

[***]

15.          Amendment to Section 8(w) of the Agreement.  Section 8(w) of the Agreement is hereby deleted in its entirety and replaced with “Reserved.”

16.          Amendment to Section 8(x) of the Agreement.  Section 8(x) of the Agreement is hereby amended to read as follows:

“(x)        Virginia Medium-Term Consumer Loans.  Debtor and Lender acknowledge that: (i) the Virginia Medium Term Consumer Loans are opened-ended loans and that, after the effective date for a Virginia Medium Term Consumer Loan, additional advances may be made with respect to such Virginia Medium-Term Consumer Loan (each, an “Additional Loan” and, collectively, the “Additional Loans”); and (ii) the Purchased Consumer Loans (as defined in the Master Sale Agreement) may include such Additional Loans.  To the extent applicable, Annex A to each Purchase and Sale Transaction Agreement (as defined in the Master Sale Agreement) will include Additional Loans, and the portion of the Purchase Price (as defined in the Master Sale Agreement) attributable to the Additional Loans shall be referred to as a “Purchase Price Adjustment.”  Notwithstanding anything to the contrary contained herein, Debtor may pay to Virginia such Purchase Price Adjustments for each Additional Loan.”

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17.          Amendment to Section 8(y) of the Agreement.  Section 8(y) of the Agreement is hereby amended to read as follows:

“(y)        New Collateral Loans. Other than the replacement of Collateral Loans in accordance with the terms of Section 7(c), Debtor shall not acquire any additional Collateral Loans: (i) from and after MARCH 1, 2019 or, if the Maturity Date is extended pursuant to an Extension Request, MARCH 1, 2021 or (ii) after the occurrence of a Parent Default.”

18.          Amendments to Section 8(aa) of the Agreement.  Section 8(aa) of the Agreement is hereby amended to add the following provision after the last sentence in Section 8(aa):

“Debtor shall provide updated loan data to the Backup Servicer on a weekly basis.  Lender shall have the right prior to APRIL 20, 2018 to require the replacement of the current backup servicer in its sole discretion.”

19.          Amendment to Section 8(bb)(iv) of the Agreement.  Section 8(bb)(iv) of the Agreement is hereby amended to read as follows:

“(iv)       Service the Consumer Loans in accordance with the Servicing Standards, the Sale Agreement and all applicable Consumer Financial Services Laws, ensure that no Seller’s Underwriting Guidelines shall be materially amended without the written consent of the Lender;”

20.          Amendment to Section 8(bb)(vi) of the Agreement.  Section 8(bb)(vi) of the Agreement is hereby amended to replace “SEPTEMBER 2018” with “DECEMBER 2018”; and

21.          Addition of Section 8(cc) to the Agreement.  Section 8(cc) of the Agreement is hereby added to the Agreement to read as follows:

“(cc)       Eligible Consumer Loans.   Debtor shall use its best efforts to maximize the percentage of Eligible Consumer Loans that are Medium Term Loans to the extent that Medium Term Loans are available and will not create coverage defaults in other credit facilities of Affiliates of Debtor.”

22.          Addition of Section 8(dd) to the Agreement.  Section 8(dd) of the Agreement is hereby added to the Agreement to read as follows:

“(dd)      Minimum Cash.   Debtor shall maintain at all times the Minimum Cash.  On or before the SECOND (2nd) Business Day of each calendar week (and at such other times as Lender may require), Debtor shall submit to Lender evidence of compliance with the required Minimum Cash satisfactory to Lender in its reasonable discretion for each Business Day of the prior week.  “Minimum Cash” means that Debtor shall at all times as required hereunder maintain on a rolling TEN (10) Business Day average cash in the Collateral Deposit Account (including verified funds in transit to the Collateral Deposit Account) a minimum of [***]; provided, that if on any day the Minimum Cash requirement hereunder is not met (a “Minimum Cash Covenant Failure”), the Debtor shall be able to remedy such Minimum Cash Covenant Failure if Debtor maintains at least [***] in the Collateral Deposit Account in the Collateral Deposit Account (including verified funds in transit to the Collateral Deposit Account) within FIVE (5) Business Days.”

23.          Addition of Section 8(ee) to the Agreement.  Section 8(ee) of the Agreement is hereby added to the Agreement to read as follows:

“(ee)       Cash Flow Coverage Ratio.  Debtor shall maintain a Cash Flow Coverage Ratio of less than 3.0:1.0 for any month during the term of the Credit Facility.”

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24.          Addition of Section 8(ff) to the Agreement.  Section 8(ff) of the Agreement is hereby added to the Agreement to read as follows:

“(ff)        PRA Eligible Consumer Loans.  Neither Debtor nor Parent shall create any Subsidiaries or other special purpose entity structures for the purpose of purchasing any PRA Eligible Consumer Loans.”

25.          Addition of Section 8(gg) to the Agreement.  Section 8(gg) of the Agreement is hereby added to the Agreement to read as follows:

“(gg)      Parent Senior Secured Notes.  Prior to MAY 30, 2018, Debtor shall cause Parent to use commercially reasonable efforts to negotiate a modification to the Parent’s senior secured notes due in 2019 and 2020 (the “Senior Secured Notes”) on terms reasonably satisfactory to Debtor and Lender with the holders of such senior secured notes.  Debtor shall provide a copy of Parent’s proposal delivered to certain of the holders of the Senior Secured Notes due in 2019 and to certain of the holders of the Senior Secured Notes due 2020 on or before APRIL 15, 2018.  Debtor shall keep Lender informed of the status of Parent’s negotiations with the holders of Parent’s Senior Secured Notes.”

26.          Amendment to Section 10(d) of the Agreement.  Section 10(d) of the Agreement is hereby amended to read as follows:

“(d)        Default Under Other Indebtedness.  The occurrence of (i) any “Event of Default” as defined in the Parent Credit Agreement; or (ii) any event which results in the acceleration of the maturity of any indebtedness for borrowed money in an aggregate principal amount in excess of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) owing by Debtor to any third party under any agreement or understanding.”

27.          Addition of Section 29 to the Agreement.  Section 29 of the Agreement is hereby added to the Agreement to read as follows:

“29.  Right of First Refusal.  For and in consideration of Lender’s agreement to provide the extension of the Credit Facility, Debtor hereby grants Lender a right to provide any additional financing to Debtor, which such right shall be limited to an additional THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) of financing, for similarly situated transactions for so long as any Indebtedness under the Credit Facility is outstanding.  Debtor shall provide Lender with a proposal for such financing not less than FORTY-FIVE (45) days prior to the date of the proposed transaction and Lender must accept such proposal within FOURTEEN (14) days of such proposal or Debtor can pursue such proposed financing with another lender.”

28.          Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Amendment and the items set forth in Schedule 1, other than the conditions precedent set forth in Paragraphs 7 and 8 thereof which shall be delivered after the Amendment Date within the timeframes specified therein.  [***]

29.          Payment of Fees and Expenses.  Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

30.          Ratifications.  Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender by Debtor were intended to, do and continue to secure the full payment and performance of the Indebtedness.  Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future Collateral.  The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

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31.          Representations, Warranties and Confirmations.  Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound, and (d) no Default or Event of Default exists is continuing.

32.          Release.  Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender.  To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

33.          Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

34.          Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

35.          Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

36.          Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

37.          Notices.  All notices or other communications required or permitted to be given pursuant to this Amendment or the other Loan Documents (unless otherwise expressly stated therein) shall be in writing and shall be considered as properly given if: (a) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (b) by delivering same in person to the intended addressee; or (c) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee.  Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving notice to the other party in the manner set forth herein.

38.          Construction; Venue; Service of Process.  THE LOAN DOCUMENTS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE PERFORMABLE BY THE PARTIES HERETO IN THE COUNTY IN GEORGIA WHERE LENDER’S ADDRESS SET FORTH ON LENDER’S SIGNATURE PAGE HEREOF IS LOCATED (THE “VENUE SITE”).  ANY ACTION OR PROCEEDING AGAINST DEBTOR UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT WITHIN THE VENUE SITE.  DEBTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 8

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.  DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.  NOTHING IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS.  ANY ACTION OR PROCEEDING BY DEBTOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE VENUE SITE.

39.          Survival.  All representations and warranties made in this Amendment or in any document, statement, or certificate furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

40.          Construction.  Debtor and Lender acknowledge that they had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment and the other Loan Documents with its legal counsel of its own choice and that this Amendment and the other Loan Documents shall be construed as if jointly drafted by Debtor and Lender.

41.          Independence of Covenants.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or such condition exists.

42.          WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

43.          Patriot Act Notice.  Lender hereby notifies Debtor that pursuant to the requirements of Section 326 of the USA Patriot Act of 2001, 31 U.S.C. § 5318 (the “Act”), it is required to obtain, verify and record information that identifies Debtor, which information includes the name and address of Debtor and other information that will allow Lender to identify Debtor in accordance with the Act.  In addition, Debtor agrees to: (a) ensure that no Person who owns a controlling interest in or otherwise controls Debtor or any Subsidiary of Debtor is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Order; (b) not to use or permit the use of proceeds of the Loan to violate any of the foreign asset control regulations of the OFAC or any enabling statute or Executive Order relating thereto; and (c) comply, or cause its Subsidiaries to comply, with the applicable laws.

44.          Notice of Final Agreement.  It is the intention of Debtor and Lender that the following NOTICE OF FINAL AGREEMENT be incorporated by reference into each of the Loan Documents (as the same may be amended, modified or restated from time to time).  Debtor and Lender warrant and represent that the entire agreement made and existing by or among Debtor and Lender with respect to the Loan is and shall be contained within the Loan Documents, and that no agreements or promises exist or shall exist by or among, Debtor  and Lender that are not reflected in the Loan Documents.  By execution and delivery of this Amendment, Debtor acknowledges that Debtor has received a copy of this NOTICE OF FINAL AGREEMENT.

NOTICE OF FINAL AGREEMENT

THE AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 9

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 10

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the Amendment Date.

LENDER:		ADDRESS:

IVY FUNDING NINE, LLC		22 W. Bryan Street, Suite 208
Savannah, GA 31401
By:	s/ John C. Hooff, Jr
Name:	John C. Hooff, Jr
Title:	Managing Partner

DEBTOR:		ADDRESS:

CCFI FUNDING II, LLC		6785 Bobcat Way, Suite 200
Dublin, OH 43016
By:	/s Michael Durbin
Name:	Michael Durbin
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

CONSENT TO AND CONFIRMATION OF SELLERS ATTACHED

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 11

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

CONSENT TO AND CONFIRMATION OF COLLATERAL AGENCY AGREEMENT

To induce Lender to execute the foregoing Amendment, each Seller below (a) agrees and consents to the execution and delivery of the Amendment and the terms thereof; (b) ratifies and confirms that all agreements and assurances granted, conveyed or otherwise provided to Lender under the Loan Documents; including, the COLLATERAL AGENCY AGREEMENT, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment; (c) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional assurances and other documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve and protect those assurances; and (d) waives notice of acceptance of this consent and confirmation, which consent and confirmation binds each Seller and each Seller’s successors and assigns and inures to Lender and its successors and assigns.  The terms, conditions and provisions of the COLLATERAL AGENCY AGREEMENT (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, as if stated verbatim herein.

Each Seller acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, Seller is not required by the terms of the Agreement or any other Loan Document to consent to the Amendment, and (b) nothing in the Amendment, or any other Loan Document shall be deemed to require the consent of the Sellers to any future waivers, amendments or modifications to the Loan Documents.

EXECUTED as of Amendment Date.

SELLER:

BUCKEYE CHECK CASHING II, INC.

BUCKEYE CHECK CASHING OF ALABAMA, LLC

BUCKEYE CHECK CASHING OF ARIZONA, INC.

BUCKEYE CHECK CASHING OF CALIFORNIA, LLC

BUCKEYE CHECK CASHING OF FLORIDA, INC.

BUCKEYE CHECK CASHING OF KENTUCKY, INC.

BUCKEYE CHECK CASHING OF MICHIGAN, INC.

BUCKEYE CHECK CASHING OF TENNESSEE, LLC

BUCKEYE CHECK CASHING OF TEXAS, LLC

BUCKEYE CHECK CASHING OF VIRGINIA, INC.

BUCKEYE CHECK CASHING, INC.

BUCKEYE COMMERCIAL CHECK CASHING OF FLORIDA, LLC

BUCKEYE CREDIT SOLUTIONS, LLC

BUCKEYE LENDING SOLUTIONS OF ARIZONA, LLC

BUCKEYE LENDING SOLUTIONS, LLC

BUCKEYE LENDING SOLUTIONS OF TENNESSEE, LLC

BUCKEYE TITLE LOANS OF CALIFORNIA, LLC

BUCKEYE TITLE LOANS OF TENNESSEE, LLC

BUCKEYE TITLE LOANS OF VIRGINIA, LLC

BUCKEYE TITLE LOANS, INC.

CALIFORNIA CHECK CASHING STORES, LLC

CASH CENTRAL OF ALABAMA, LLC

CASH CENTRAL OF ALASKA, LLC

CASH CENTRAL OF CALIFORNIA, LLC

CASH CENTRAL OF DELAWARE, LLC

CASH CENTRAL OF FLORIDA, LLC

CASH CENTRAL OF HAWAII, LLC

CASH CENTRAL OF IDAHO, LLC

CASH CENTRAL OF KANSAS, LLC

CASH CENTRAL OF LOUISIANA, LLC

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 12

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

CASH CENTRAL OF MISSISSIPPI, LLC

CASH CENTRAL OF MISSOURI LLC

CASH CENTRAL OF NEVADA, LLC

CASH CENTRAL OF NEW MEXICO LLC

CASH CENTRAL OF NORTH DAKOTA, LLC

CASH CENTRAL OF OHIO, LLC

CASH CENTRAL OF OKLAHOMA, LLC

CASH CENTRAL OF SOUTH CAROLINA, LLC

CASH CENTRAL OF SOUTH DAKOTA, LLC

CASH CENTRAL OF TENNESSEE, LLC

CASH CENTRAL OF UTAH, LLC

CASH CENTRAL OF VIRGINIA LLC

CASH CENTRAL OF WASHINGTON, LLC

CASH CENTRAL OF WISCONSIN, LLC

CASH CENTRAL OF WYOMING, LLC

CCF OF ALASKA, LLC

CCF OF DELAWARE, LLC

CCF OF HAWAII, LLC

CCF OF MISSISSIPPI, LLC

CCF OF NEVADA, LLC

CCF OF NEW MEXICO LLC

CCF OF MINNESOTA, LLC

CCF OF NORTH DAKOTA, LLC

CCF OF OKLAHOMA, LLC

CCF OF WASHINGTON, LLC

CCF OF WISCONSIN, LLC

CCF OF WYOMING, LLC

HOOSIER CHECK CASHING OF OHIO, LTD

INSIGHT CAPITAL, LLC

BENEFICIAL LENDING SOLUTIONS OF UTAH LLC

QC FINANCIAL SERVICES OF CALIFORNIA, INC.

FIRST VIRGINIA FINANCIAL SERVICES, LLC

By:	/s Michael Durbin
Name:	Michael Durbin
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 13

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

SCHEDULE I

ADDITIONAL CONDITIONS PRECEDENT TO AMENDMENT

1.            Evidence that the Parent Credit Agreement maturity date has been extended on terms reasonably satisfactory to the Lender

2.            Review of this Amendment by the auditors of the Parent.

3.            Ratification and approval of the terms of this Amendment by the Debtor and Parent.

4.            Closing Certificate of Debtor in form acceptable to Lender.

5.            Good standing certificate of Debtor.

6.            Consent to and Confirmation of Collateral Agency Agreement executed by Sellers

7.            Within FOURTEEN (14) days of the Amendment Date, Debtor shall provide Lender with its internal cash management policies.

8.            Within THIRTY (30) days of the Amendment Date (or such later dated as the Lender may agree in its reasonable discretion), Debtor shall use commercially reasonable efforts to provide Lender with an executed Backup Servicing Agreement in form and content acceptable to Lender in its reasonable discretion.

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 14

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

EXHIBIT A

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

CONSUMER LOAN VALUE CERTIFICATE

DATE:   _______________

Pursuant to that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, modified or restated from time to time, the “Loan Agreement”) dated as of APRIL 25, 2017, between CCFI FUNDING II, LLC, a Ohio limited liability company (“Debtor”), and IVY FUNDING NINE, LLC, a Delaware limited liability company (together with it successors and assigns, “Lender”), Debtor has reviewed its activities for the month ending on _____________, and hereby represents and warrants to Lender that the information set forth below is true and correct in all material respects as of that date, calculated in accordance with GAAP, consistently applied (unless otherwise provided) (capitalized terms below have the meanings assigned in the Loan Agreement):

1.            Consumer Loan Value.  Debtor represents to Lender that the following information regarding the Consumer Loan Value is true and correct in all material respects (without duplication of any materiality qualifier):

A	Applicable Advance Rate	____%
B	Eligible Receivables	$
C	Consumer Loan Value (Eligible Receivables times the applicable Advance Rate)	$
D	Minus the total principal amount of Indebtedness	$
E	Plus the balance of the Collateral Deposit Account (and amounts in transit)	$
F	Consumer Loan Value Deficiency (if any)	$

2.            Certification.  The undersigned officer hereby certifies on behalf of Debtor that: (a) Debtor is in compliance with all covenants of the Loan Agreement (or is within a grace period with respect thereto); and (b) as of the date of this compliance certificate and the date received by Lender, no Event of Default or Default, has occurred and is continuing.  The Note and Loan Agreement are acknowledged, ratified, confirmed, and agreed by Debtor to be valid, subsisting, and binding obligations.  Debtor agrees that there is no right to set off or defense to payment of the Indebtedness.

3.            Financial Covenants.

[***]	[***]	Section 8(q) Requirement Met? Yes No
Cash Flow Coverage Ratio (less than 3.0:1.0)	Actual Cash Flow Coverage Ratio: _________	Section 8(ee) Requirement Met: Yes No

4.            Level 1 Triggers.

PRA Concentration Limit [***]	Actual PRA Concentration Limit: __________	Level 1 Trigger: Yes No

[***] CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 15

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

Change in Control ((i) Parent shall cease to Control Debtor or (ii) neither Michael Durbin nor Ted Saunders shall participate in the active management of Debtor’s day to day operations unless consented to by Lender and a replacement officer reasonably acceptable to Lender has not been appointed within THIRTY (30) days thereafter)

Level 1 Trigger: Yes No

EXECUTED as of the date first written above.

CCFI FUNDING II, LLC	6785 Bobcat Way, Suite 200
Dublin, OH 43016

By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 16

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

EXHIBIT B

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

MINIMUM ASSETS AND MINIMUM CASH CERTIFICATE

DATE:   _______________

Pursuant to Section 8(a)(xvi) of that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, modified or restated from time to time, the “Loan Agreement”) dated as of APRIL 25, 2017, between CCFI FUNDING II, LLC, a Ohio limited liability company (“Debtor”), and IVY FUNDING NINE, LLC, a Delaware limited liability company (together with it successors and assigns, “Lender”), Debtor has reviewed its activities for the calendar week ending on _____________, and hereby represents and warrants to Lender that the information set forth below is true and correct in all material respects as of that date, calculated in accordance with GAAP, consistently applied (unless otherwise provided) (capitalized terms below have the meanings assigned in the Loan Agreement):

1. Financial Covenants.

Minimum Asset (on a rolling 10 Business Day average, the sum of all non-cash assets of Debtor as of such date, plus Debtor’s cash in the Collateral Deposit Account as of such date (including verified funds in transit to the Collateral Deposit Account) does not equal or exceed [***] of the then outstanding balance of the Credit Facility)

Days in reporting period: [Date] [Date] [Date] [Date] [Date] [Date] [Date] [Date] [Date] [Date]

Actual Non-Cash Assets, plus Cash in Collateral Deposit Account for each day in reporting period:

$__________

$__________

$__________

$__________

$__________

$__________

$__________

$__________

$__________

$__________

Expressed as percentage of outstanding balance of the Credit Facility for each day in reporting period:

________%

________%

________%

________%

________%

________%

________%

________%

________%

________%

Section 4(e) Requirement Met: Yes No
Minimum Cash (more than [***] in the Collateral Deposit Account as of such date (including verified funds in transit to the Collateral Deposit Account) on a rolling 10 Business Day basis)

Actual Minimum Cash for each day in reporting period:

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

[Date]               __________________

Section 8(dd) Requirement Met: Yes No

[***] CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 17

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

2. PRA Eligible Consumer Loans.

Attached hereto as Annex A is a daily report setting forth a summary of PRA Eligible Consumer Loans in accordance with Section 8(a)(xvi) of the Loan Agreement.

EXECUTED as of the date first written above.

CCFI FUNDING II, LLC	6785 Bobcat Way, Suite 200
Dublin, OH 43016

By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 18

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

ANNEX A

TO

MINIMUM ASSETS AND MINIMUM CASH CERTIFICATE

[  ]

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 19

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

EXHIBIT C

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

[FORM OF]

ADJUSTED EBITDA CERTIFICATE

This ADJUSTED EBITDA CERTIFICATE (this “Certificate”) is delivered by CCFI FUNDING II, LLC, an Ohio limited liability company (“Debtor”), pursuant to Section 8(a)(xv) of that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of APRIL 25, 2017 by and between Debtor and IVY FUNDING NINE, LLC, a Texas limited liability company (the “Lender”), as amended, restated or otherwise modified from time to time.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

The undersigned hereby certifies to the Lender that:

1.            I am a duly elected Financial Officer of the Debtor;

2.            Attached to this Certificate as Attachment A is a worksheet report reflecting the computation of Adjusted EBITDA (based on unaudited interim financial statements) as of the date indicated below and compliance with Section 8(a)(xv) of the Loan Agreement.

3.            The Debtor is in compliance with Section 8(a)(xv) of the Loan Agreement: Y/N.

COMMUNITY CHOICE FINANCIAL INC.

By:
Name:
Title:

Date as of which Adjusted EBITDA
is calculated: __________________

Date of submission of
Certificate: __________________

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 20

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

ATTACHMENT A

Year-to-day Adjusted EBITDA1 (from unaudited interim financial statements)

Net Income (Loss) (consolidated current month):  ___________________

Net Income (Loss) (consolidated YTD):  _________________

Adjustments (YTD and determined on a consolidated basis)

Interest: ____________

Taxes: _____________

Depreciation and Amortization: ____________

Non-cash compensation: _____________

Applicable fees, expenses and charges2:  _________________

Administrative Agent approved expenses: ________________

Adjusted EBITDA (YTD):  ________________

Debtor’s YTD Projections:  __________

Debtor’s YTD Projections (times .80):  _____________

Compliance:  Y/N

1  Net income/(loss) measured on GAAP basis, except that net income/loss attributable to MD-JV, LLC are determined on a cash basis.  All intercompany entries eliminated.

2  Must be associated with the renegotiation, restructuring and extension the Parent Credit Agreement, the Senior Secured Notes, the SPV II Notes, and the Loan Agreement (including, without limitation, the fees and expenses of Stephens Inc., Ducera Partners LLC and Weil Gotshal & Manges LLP).

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 21

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

EXHIBIT D

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

WEEKLY REPORTS

CRIUS
TYLY BUDGET COMPARISON
($ actuals)

MM/DD/YY																MM/DD	MM/DD			MM/DD	MM/DD
		Budget	Actual	Act vs Budg	%	Budget	Actual	Act vs Budg	%	Budget	Actual	Act vs Budg	%	Budget	Actual	Budget	Actual	Estimated	Adjusted	Act vs Budg	Act vs Budg
		Revenue	Revenue	Variance	Variance	$ RI	$ RI	Variance	Variance	$ Collected	$ Collected	Variance	Variance	NBD%	NBD%	Net Revenue	Net Revenue	Adjustment	Net Revenue	Variance	Variance
RETAIL ST	TOTAL
Check Cashing
Checkless
PRA

ONLINE ST	TOTAL
PRA

RETAIL MT	TOTAL
Title
Installment
LOC

ONLINE MT	TOTAL
Installment
LOC

TOTAL	TOTAL

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 22

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

CRIUS
TYLY SUMMARY
($ actuals)

MEDIUM TERM

		Revenue MTD	LM Revenue MTD	LY Revenue MTD	$ +/- since LM MTD	% +/- since LM MTD	$ +/- since LY MTD	% +/- since LY MTD	Lates $ Balance	Lates %	Lates % Collected MTD	Defaults $ MTD	Defaults MTD %	Defaults % Collected MTD

Grand Total
Retail	Total
Installment
LoC
Title
Online	Total
Installment
LoC

SHORT TERM

		Revenue MTD	LM Revenue MTD	LY Revenue MTD	$ +/- since LM MTD	% +/- since LM MTD	$ +/- since LY MTD	% +/- since LY MTD	$ RI MTD	% RI MTD	$ Collected MTD	% Collected MTD	NBD % MTD

Grand Total
Retail	Total
Check Cashing
Checkless
PRA
Online	Total
PRA

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 23

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

[***]

[***] CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT– PAGE 24

IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC